UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2022

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGHQ	*

*

On May 18, 2022, Nasdaq Stock Market LLC filed a Form 25 delisting and deregistering the shares of common stock, par value $0.001 per share, of GWG Holdings, Inc. from The Nasdaq Stock Market, which became effective ten days after the filing of the Form 25. GWG Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on April 29, 2022 under the symbol GWGHQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, David De Weese, and on November 16, 2022, David Chavenson, each a member of the board of directors (the “Board”) of GWG Holdings, Inc. (the “Company”), gave notice to the Company of their respective resignations as members of the Board and all committees thereof on which they served. Each of Mr. Chavenson and Mr. De Weese independently confirmed that their respective resignations were not due to any disagreement with the Company.

Separately, on November 16, 2022, Timothy Evans, the Company’s former Chief Financial Officer, also tendered his resignation regarding membership on the Board and all committees thereof on which he served. Mr. Evans provided a letter of resignation (attached to this Form 8-K as Exhibit 17.1) that notes his disagreement with the conclusions and findings of the investigations committee of the Board, and the Company believes that Mr. Evans’ resignation from the Board and all committees thereof on which he served was caused, at least in part, by such disagreement. The Company announced the resignations of Mr. Chavenson, Mr. De Weese, and Mr. Evans via a press release dated November 17, 2022 and attached to this Form 8-K as Exhibit 99.1. The Company provided Mr. Chavenson, Mr. De Weese, and Mr. Evans the opportunity to review the disclosure included in this Current Report on Form 8-K filed by the Company on November 22, 2022, and noted no disagreement with the disclosure.

Item 9.01	Financial Statements and Exhibits

17.1	Resignation Letter of Timothy Evans

99.1	Press Release dated November 17, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: November 22, 2022	By:	/s/ Jeffrey S. Stein
	Name:	Jeffrey S. Stein
	Title:	Chief Restructuring Officer